UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2018

Comcast Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA		19103-2838
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On June 13, 2018, Comcast Corporation (“Comcast”) issued a press release relating to its proposal to acquire Twenty-First Century Fox, Inc. (“21CF”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information contained in Exhibit 99.1 shall not be deemed “filed” with the U.S. Securities and Exchange Commission (the “SEC”) nor incorporated by reference in any registration statement filed by Comcast Corporation under the Securities Act of 1933, as amended.

Important Additional Information and Where to Find It

This document does not constitute an offer to buy or solicitation of an offer to sell any securities. This document is for informational purposes only and relates to a proposal that Comcast has made to 21CF. Comcast is filing a preliminary proxy statement in connection with 21CF’s special meeting of stockholders at which the 21CF stockholders will be asked to consider certain proposals regarding the proposed acquisition of 21CF by The Walt Disney Company (the “Special Meeting Proposals”). As further set forth in such proxy statement, which once definitive will be sent to 21CF stockholders, Comcast is soliciting votes against the Special Meeting Proposals. INVESTORS IN 21CF AND COMCAST ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY COMCAST WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement and other documents filed with the SEC by Comcast through the website maintained by the SEC at http://www.sec.gov or by contacting Comcast’s proxy solicitation agent, MacKenzie Partners, Inc., at (800) 322-2885 or comcast@mackenziepartners.com.

Participants in the Solicitation

Comcast and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from 21CF’s stockholders in connection with the Special Meeting Proposals. Information about Comcast’s directors and executive officers is available in Comcast’s proxy statement, dated April 30, 2018, filed with the SEC in connection with Comcast’s 2018 annual meeting of stockholders. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings and otherwise, is contained in the preliminary proxy statement filed by Comcast with the SEC on June 13, 2018.

Item 8.01.	Other Events.

The information set forth in Item 7.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Comcast Corporation, dated June 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	June 13, 2018	By:	/s/ Arthur R. Block
			Name:	Arthur R. Block
			Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 13, 2018.